UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

June 30, 2013

Dear Shareholder:

The Sound Shore Fund (“the Fund”) ended June 30th with a net asset value of $41.28 per share, after an income distribution of $0.1705 on June 20th. The second quarter total return of 6.40% was ahead of the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned 2.91% and 2.92%, respectively. For the first six months of 2013 the Fund appreciated by 18.74% versus 13.82% for the S&P 500 and 15.20% for the Dow Jones.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended June 30, 2013 were 29.58%, 5.69%, 7.61%, and 5.91%, respectively. As stated in the current prospectus, the Fund’s annual operating expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

U.S. equity markets moderated in the June 2013 quarter, advancing by low single digits following the first quarter’s strong gains. This was enough, however, to lead the S&P 500 to its best first half performance in fifteen years. Returns would have been even higher but for adverse investor reaction to signals that the Fed’s easy monetary policy could be ending, which clipped about 4% from mid-May to quarter end. This negative response paled versus that of the fixed income market, where ten year Treasury yields rose from 1.63% to 2.61% late in the quarter, and bonds witnessed their worst performance quarter since 1994. Not surprisingly, June saw the largest monthly liquidation of bond funds and ETFs since records began in 1961, according to TrimTabs.

Two of Sound Shore’s solid second quarter contributors, biotechnology tool maker Life Technologies and energy services provider Weatherford International, represent good case studies of our 35-year contrarian value process at work. For example, we started our position in Life, an industry leader in genome decoding, in the fourth quarter of 2011 when the stock was priced at less than 10 times earnings and 8 times cash flow. At that time, our analysis concluded that stable and growing free cash flows from Life’s core sequencing franchise represented more than its total market value. Consequently, investors were getting a free option on the potentially significant value of Life’s new Ion Torrent product, a cutting-edge, bench-top sequencing tool that was rapidly gaining market acceptance. After solid performance during 2012, the company commenced a strategic review in early 2013 which ended with an April announcement to be acquired by industry peer Thermo Fisher Scientific. At that point, with the stock at our target value, we sold the holding, achieving a gain of approximately 60%.

Meanwhile, Weatherford bucked the lagging trend in energy for both the second quarter and year to date as it began to execute on its internal turnaround. We invested in Weatherford during the second half of 2011 when the stock’s price/earnings and price/book multiples were well below historic norms. Management plans to close its return on capital gap versus peers by focusing on its industry leading artificial lift and well services franchises. Financial progress should exceed low consensus expectations as the company sells non-core segments, reduces capital spending and working capital, and allocates free cash flow to debt reduction. After a slow start in 2012, Weatherford has picked up the pace during the first half of 2013.

Global utility AES and oil service leader Schlumberger, a new second quarter position, lagged during the quarter due to sluggish energy prices. Our research concludes that Schlumberger’s low-end valuation does not reflect its best in class exposure to the industry’s two fastest growing end-markets: deep water drilling and the emerging “global shale hunt.”

In our opinion, market impacting short-term events such as natural disasters, strife in geographically sensitive regions like Egypt or Brazil, or the actions of monetary authorities, are largely unpredictable. Therefore, since 1978 we have channeled our efforts into identifying and researching unpopular companies whose stocks, in our opinion, have discounted investor concerns and where managements are pursuing strategies to at least meet consensus fundamentals. When we are right, improving investor perception typically leads to “normal” valuations on top of the higher earnings, providing competitive returns for Fund investors.

As always, thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 6/30/13:    AES Corporation: 1.85%; Life Technologies Corp.: 0.00%; Schlumberger, Ltd.: 2.46%; Thermo Fisher Scientific, Inc.: 2.68%; and Weatherford International, Ltd.: 2.50%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 6/30/13 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2013 (Unaudited)

Sector/Industry Weightings (as of June 30, 2013)

as a percentage of Net Assets (Unaudited)

	Share Amount	Market Value
Common Stocks (97.5%)
Consumer Discretionary (8.5%)
Comcast Corp., Class A	848,600	$35,539,368
DIRECTV †	685,200	42,222,024
Lowe’s Cos., Inc.	870,100	35,587,090
Time Warner, Inc.	639,200	36,958,544

		150,307,026

Consumer Staples (4.5%)
CVS Caremark Corp.	735,100	42,033,018
Procter & Gamble Co.	491,500	37,840,585

		79,873,603

Diversified Financials (15.3%)
Bank of America Corp.	3,570,600	45,917,916
Capital One Financial Corp.	781,200	49,067,172
CIT Group, Inc. †	306,800	14,306,084

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

	Share Amount	Market Value
Diversified Financials (Continued)
Citigroup, Inc.	743,800	$35,680,086
Invesco, Ltd.	1,390,700	44,224,260
State Street Corp.	616,800	40,221,528
The Charles Schwab Corp.	1,874,300	39,791,389

		269,208,435

Energy (9.3%)
BP PLC ADR	1,070,700	44,691,018
Devon Energy Corp.	624,400	32,393,872
Schlumberger, Ltd.	606,800	43,483,288
Weatherford International, Ltd. †	3,218,200	44,089,340

		164,657,518

Health Care (11.8%)
Agilent Technologies, Inc.	932,000	39,852,320
Cardinal Health, Inc.	892,700	42,135,440
Thermo Fisher Scientific, Inc.	559,000	47,308,170
UnitedHealth Group, Inc.	531,800	34,822,264
WellPoint, Inc.	543,400	44,471,856

		208,590,050

Industrials (7.2%)
Fluor Corp.	214,400	12,716,064
General Electric Co.	1,856,500	43,052,235
Republic Services, Inc.	1,103,500	37,452,790
Southwest Airlines Co.	2,590,900	33,396,701

		126,617,790

Insurance (7.8%)
American International Group, Inc. †	1,061,600	47,453,520
Aon PLC	751,400	48,352,590
Marsh & McLennan Cos., Inc.	1,047,200	41,804,224

		137,610,334

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2013 (Unaudited)

	Share Amount	Market Value
Materials (4.2%)
E.I. du Pont de Nemours & Co.	815,400	$42,808,500
Owens-Illinois, Inc. †	1,154,400	32,080,776

		74,889,276

Pharmaceuticals (12.7%)
Hospira, Inc. †	1,150,200	44,064,162
Merck & Co., Inc.	886,800	41,191,860
Novartis AG ADR	606,600	42,892,686
Pfizer, Inc.	1,053,254	29,501,645
Sanofi SA ADR	768,500	39,585,435
Zoetis, Inc.	850,042	26,257,788

		223,493,576

Technology (14.4%)
Applied Materials, Inc.	2,901,400	43,259,874
Flextronics International, Ltd. †	5,629,900	43,575,426
Google, Inc., Class A †	49,650	43,710,371
Microsoft Corp.	1,281,800	44,260,554
Qualcomm, Inc.	587,400	35,878,392
Texas Instruments, Inc.	1,238,300	43,179,521

		253,864,138

Utilities (1.8%)
AES Corp.	2,723,800	32,658,362

Total Common Stocks (cost $1,292,250,410)		$1,721,770,108

Short-Term Investments (3.7%)
Money Market Fund (3.7%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	64,604,567	$64,604,567

Total Money Markets (cost $64,604,567)		$64,604,567
Total Investments (101.2%) (cost $1,356,854,977) *		$1,786,374,675
Liabilities less Other Assets (-1.2%)		(21,310,799)

Net Assets (100.0%)		$1,765,063,876

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

JUNE 30, 2013 (Unaudited)

†	Non-income producing security
(a)	Rate disclosed is as of June 30, 2013.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$435,587,536
Gross Unrealized Depreciation	(6,067,838)

Net Unrealized Appreciation	$429,519,698

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2013 (Unaudited)

ASSETS
Investments, at value (Cost $1,356,854,977)	$1,786,374,675
Receivables:
Investments sold	13,705,274
Capital shares sold	980,249
Dividends	1,842,766
Prepaid expenses	42,779

Total Assets	1,802,945,743

LIABILITIES
Payables:
Investments purchased	35,526,706
Capital shares redeemed	893,552
Accrued liabilities:
Advisory fees	1,079,530
Administrator fees	48,622
Transfer agent fees and expenses	195,448
Custodian fees	13,415
Compliance and Treasurer Services fees	10,534
Professional fees	24,673
Other	89,387

Total Liabilities	37,881,867

Net Assets	$1,765,063,876

COMPONENTS OF NET ASSETS
Par Value (200,000,000, $0.001 par value shares authorized)	$42,763
Paid-in capital	1,425,912,230
Accumulated undistributed net investment income	955,938
Accumulated net realized loss on investments	(91,366,753)
Net unrealized appreciation on investments	429,519,698

Net Assets	$1,765,063,876

NET ASSET VALUE
Net Assets	$1,765,063,876
Shares Outstanding	42,762,930

Net Asset Value (offering price & redemption price per share)	$41.28

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013 (Unaudited)

INVESTMENT INCOME
Income:
Dividends	$15,802,267

Total Income	15,802,267

Expenses:
Advisory fees (Note 3)	6,083,927
Administrator fees	262,235
Transfer agent fees and expenses	867,932
Custodian fees	76,217
Compliance and Treasurer Services fees (Note 3)	72,531
Directors’ fees and expenses (Note 3)	33,022
Professional fees	95,431
Insurance fees	41,740
Registration fees	27,091
Printing fees	45,289
Miscellaneous	22,474

Total Expenses	7,627,889

Net Investment Income	8,174,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	73,279,126
Net change in unrealized appreciation/(depreciation) on investments	191,077,287

Net realized and unrealized gain on investments	264,356,413

Net increase in net assets from operations	$272,530,791

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013 (Unaudited)	For the Year Ended December 31, 2012
Operations:
Net investment income	$8,174,378	$13,899,858
Net realized gain on investments sold	73,279,126	68,625,035
Net change in unrealized appreciation/(depreciation) on investments	191,077,287	197,889,722

Increase in net assets from operations	272,530,791	280,414,615

Dividends to shareholders from net investment income	(7,258,117)	(13,720,813)

Total distributions to shareholders	(7,258,117)	(13,720,813)

Capital share transactions (Note 6)	8,366,126	(364,091,527)

Total increase (decrease)	273,638,800	(97,397,725)
Net assets:
Beginning of the period	1,491,425,076	1,588,822,801

End of the period (Including accumulated undistributed net investment income of $955,938 and $39,677, respectively)	$1,765,063,876	$1,491,425,076

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2013 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Short-term instruments with remaining maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2013 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and short-term instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of June 30, 2013:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,721,770,108	$—	$—	$1,721,770,108
Short-Term Investments	64,604,567	—	—	64,604,567

Total Investments	$1,786,374,675	$—	$—	$1,786,374,675

At June 30, 2013, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of June 30, 2013, based on the valuation input Levels on December 31, 2012.

b.  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2013 (Unaudited)

c.  Dividends to Shareholders

Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d.  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide sub-transfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses” that it receives from the Fund and the Adviser agrees to pay the excess, if any, charged by a financial intermediary.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2013 (Unaudited)

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is neither affiliated with the Adviser, Citi nor its affiliated companies. The Fund does not have a distribution plan (under Rule 12b-1 of the Act); accordingly, the Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $1,250, plus $5,000 per quarterly in-person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended June 30, 2013 aggregated $432,797,340 and $423,700,962, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$13,720,813	$12,901,175
Long-Term Capital Gains	—	—

Total Taxable Distributions	13,720,813	12,901,175
Return of Capital	—	5,861,925

Total Distributions Paid	$13,720,813	$18,763,100

Components of capital on a federal income tax basis at 12/31/2012, were as follows:

Par Value + Paid-in Capital	$1,417,588,867
Undistributed Ordinary Income	39,677
Capital Loss Carryforwards	(161,257,714)
Net Unrealized Appreciation	235,054,246

$1,491,425,076

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

JUNE 30, 2013 (Unaudited)

At December 31, 2012, the Fund, for federal income tax purposes, had capital loss carryforwards which expire (pre-effective capital loss carryforwards) as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Capital loss carryforwards subject to expiration:

Expires tax year ending	Capital loss carryforwards
2017	$161,257,714

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration (post-effective capital loss carryforwards). In addition, post-effective capital loss carryforwards must be utilized prior to the utilization of pre-effective capital loss carryforwards. At December 31, 2012, the Fund had no post-effective capital loss carryforwards.

6.    Capital Stock

As of June 30, 2013, 200,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,425,954,993. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Sale of shares	5,330,107	$214,192,682	4,925,360	$162,580,220
Reinvestment of dividends	171,471	6,980,587	404,789	13,223,339
Redemption of shares	(5,457,545)	(212,807,143)	(16,413,576)	(539,895,086)

Net increase (decrease) from capital transactions	44,033	$8,366,126	(11,083,427)	$(364,091,527)

Of the 42,762,930 shares outstanding as of June 30, 2013, the Employees’ Profit Sharing Plan of the Adviser owned 620,507 shares.

7.    Other Information

On June 30, 2013, two entities, Charles Schwab & Co. Inc. and National Financial Services LLC, held of record in omnibus accounts approximately 62% of the outstanding shares of the Fund on behalf of numerous investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

JUNE 30, 2013 (Unaudited)

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31,
		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$34.91	$29.53	$31.82	$28.58	$22.76	$35.68

Investment Operations
Net investment income(a)	0.20	0.29	0.22	0.19	0.22	0.25
Net realized and unrealized gain (loss)on investments	6.34	5.39	(2.18)	3.25	5.82	(12.91)

Total from Investment Operations	6.54	5.68	(1.96)	3.44	6.04	(12.66)

Distributions from Net investment income	(0.17)	(0.30)	(0.23)	(0.20)	(0.22)	(0.26)
Return of capital	—	—	(0.10)	—	—	—

Total Distributions	(0.17)	(0.30)	(0.33)	(0.20)	(0.22)	(0.26)

Net Asset Value, End of Period	$41.28	$34.91	$29.53	$31.82	$28.58	$22.76

Total Return(b)	18.74%	19.32%	(6.18)%	12.13%	26.64%	(35.60)%
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$1,765,064	$1,491,425	$1,588,823	$1,927,863	$2,116,522	$1,624,674
Ratios to Average Net Assets:(c)
Expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.92%
Net Investment Income	1.01%	0.89%	0.69%	0.66%	0.89%	0.80%
Portfolio Turnover Rate(b)	27%	56%	61%	64%	97%	111%

(a)	Calculated using the average shares outstanding for the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

SOUND SHORE FUND, INC.

JUNE 30, 2013 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Actual Return	$1,000.00	$1,187.40	$5.10
Hypothetical Return	$1,000.00	$1,020.13	$4.71

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.

JUNE 30, 2013 (Unaudited)

Investment Advisory Agreement Approval

A majority of the Independent Directors met separately in advance of the Board meeting, held on January 28, 2013, with their independent counsel and extensively discussed and considered the Investment Advisory Agreement. In this meeting, they reviewed the Board materials that had been provided in advance of the meeting in light of the relevant factors set forth in judicial precedent. The Independent Directors reviewed, among other things, the fee and expense comparisons described in more detail below. They also recognized that some factors, such as economies of scale and fall out benefits, were not applicable given the size of the Fund and the nature of the Adviser’s operations. The Independent Directors expressed their continuing confidence in management and their ability to ask questions of management to get the information that is necessary in considering approval of the Investment Advisory Agreement.

At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed the written materials provided to them. These materials included the terms of the Investment Advisory Agreement; the long, mid and short term performance of the Fund as measured against relevant benchmarks, revenue received by the Adviser from the Fund, as well as costs incurred by the Adviser in connection with the advisory services it renders to the Fund; and profitability data and other Adviser financial information provided at the meeting. The materials also included comparative analyses of advisory and certain other fees and total expenses borne by the Fund to all 73 mutual funds included in an independently selected universe of no-load U.S. diversified equity funds with no 12b-1 or non-12b-1 fees with assets of $1 billion to $3 billion and additional summary information comparing its total expenses and fees to the funds in this 73-fund universe, as well as to funds in a group of 11 small fund families (under 10 funds) within the 73-fund universe. The Independent Directors noted that all 73 funds were part of a family of funds while the Fund is a stand-alone fund, and that total expense ratios and advisory fees were generally higher for the funds in the small fund family group which was a more apt comparison for the Fund. Among other things, they considered that, while the Fund’s total expense ratio of aproximately 0.94% and its contractual advisory fee of 0.75% were higher than the average and median for the 73-fund universe, the Fund’s total expense ratio was slightly higher than the average and matched the median for the small fund family group, and its advisory fee was lower than the average and median for the small fund family group. The Independent Directors also noted that the Adviser managed the Fund very efficiently with low overhead.

The written materials provided to the Board also contained Fund average annual total return data for numerous time periods, including the one, three, five, 10, 15, 20 and 25-year periods ended December 31, 2012, and comparable data for the Standard & Poor’s 500 Index, the Dow Jones Industrial Average, the NASDAQ Composite and certain Russell Indexes and Morningstar mutual fund averages. At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed this performance information.

The Directors, including the Independent Directors, also took into account (1) the consistent quality of services provided by the Adviser, including the Fund’s strong long-term performance record, as well as its more recent performance; (2) the reputation of the Adviser; and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Directors, including the Independent Directors, recognized that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the nature of the private accounts and the services provided to them are different from the Fund. While the Directors, including the Independent Directors, did not identify any single factor as controlling, after considering all the factors, they resolved unanimously to approve continuance of the Investment Advisory Agreement as in the best interests of the Fund and its shareholders.

SOUND SHORE FUND, INC.

JUNE 30, 2013 (Unaudited) (Concluded)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-SAR-0613

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Semi-Annual Report

(Unaudited)

JUNE 30, 2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Sound Shore Fund, Inc.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date August 22, 2013

By (Signature and Title) /s/ Charles S. Todd
Charles S. Todd, Treasurer

Date August 22, 2013